SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 3, 2006

MANAKOA SERVICES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-27365	88-0440528
(Commission File Number)	(I.R.S. Employer Identification No.)

7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
(Address of Principal Executive Offices) (Zip Code)

(509) 736-7000
(Registrant's Telephone Number, Including Area Code)

Section 8 - Other Events

    Item 8.01 Other Events.

On July 3, 2006, Manakoa Services Corporation issued a press release to announce UTEK and Manakoa Announce the Renewal of Their Strategic Alliance.

Section 9 - Financial Statements and Exhibits

    Item 9.01 Financial Statements and Exhibits

a) Financial Statements
None

b) Exhibits

Exhibit No.    Description
99.1	Press Release - UTEK and Manakoa Announce the Renewal of Their Strategic Alliance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The registrant has duly caused this report to be signed on its behalf by The undersigned hereunto duly authorized.

MANAKOA SERVICES CORPORATION

Date: 7/3/06	By:	/s/ James C. Katzaroff
James C. Katzaroff
Title: Chief Executive Officer